Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of November 29, 2012

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into between KAR AUCTION SERVICES, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”) and each of the other parties signatory hereto.

PRELIMINARY STATEMENTS

1. Reference is made to the Credit Agreement dated as of May 19, 2011 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders and agents party thereto from time to time, the Administrative Agent, and the other parties signatory thereto. Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

2. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as provided for herein.

3. The Required Lenders are willing to agree to such amendments to the Credit Agreement on the terms and subject to the conditions set forth herein.

Now, therefore, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

SECTION 1. Amendments to Credit Agreement. On the terms and subject to the conditions set forth herein:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting in such subsection the following definitions in the appropriate alphabetical order:

“First Amendment”: means that certain First Amendment, dated as of November 29, 2012 by and between the Borrower, and the Lenders and the other parties signatory thereto.

“First Amendment Effective Date”: means the earliest date on which the conditions to effectiveness referred to in Section 2 of the First Amendment shall have been satisfied.”

(b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Available Retained ECF” in its entirety and substituting the following new definition of “Available Retained ECF” therefor:

“Available Retained ECF”: at any time, for the purpose of determining the amount (if any) available for Restricted Payments under clause (iii) of Section 8.6(e), for Capital Expenditures under clause (iii) of Section 8.7, for Investments under Section 8.8(o) or for redeeming, repurchasing, defeasing or otherwise prepaying Unsecured Notes under Section 8.9(a) the difference (if a positive number) between (a) the cumulative amount, for all then-completed fiscal years in which Excess Cash Flow was a positive number commencing with the fiscal year ending on December 31, 2011, of the portion of such Excess Cash Flow permitted to be retained by the Borrower for such fiscal years after giving effect to the payment required under Section 4.2(c) in respect of such fiscal years, minus (b) the amounts described in the preceding clause (a) used for Restricted Payments under clause (iii) of Section 8.6(e), for Capital Expenditures under clause (iii) of Section 8.7, for Investments under Section 8.8(o) or for redeeming, repurchasing, defeasing or otherwise prepaying Unsecured Notes under Section 8.9(a).

(c) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “ECF Percentage” in its entirety and substituting the following new definition of “ECF Percentage” therefor:

“ECF Percentage”: 50.0%; provided, that, commencing with respect to the fiscal year ending on or about December 31, 2013, the ECF Percentage shall be (i) reduced to 25.0% if the Consolidated Senior Secured Leverage Ratio as of the last day of such fiscal year is less than 3.50 to 1.00 but equal to or greater than 3.00 to 1.00 and (ii) equal to 0.0% if the Consolidated Senior Secured Leverage Ratio as of the last day of such fiscal year is less than 3.00 to 1.00.

(d) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Excess Cash Flow” in its entirety and substituting the following new definition of “Excess Cash Flow” therefor:

“Excess Cash Flow”: for any fiscal year of the Borrower, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, (iv) the aggregate net amount of non-cash losses by the Borrower and its Restricted Subsidiaries during such fiscal year, to the extent deducted in arriving at such Consolidated Net Income, and (v) all Reserved Funds that were not expended in such fiscal year for the purposes for which they were reserved in the immediately preceding fiscal year over (b) the sum, without duplication, of (i) the aggregate amount actually paid by the Borrower and its Restricted Subsidiaries in cash during such fiscal year on account of Capital Expenditures, Investments and Permitted Acquisitions (except from amounts designated as Reserved Funds in the preceding fiscal year, from Indebtedness Incurred and equity contributions received or from any Reinvestment Deferred Amount), (ii) the aggregate amount of all regularly scheduled and voluntary principal payments of Funded Debt (excluding the Term Loans) of the Borrower and its Restricted Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder) except, in the case of Funded Debt issued under the Existing Senior Floating Rate Notes Indenture, to the extent such Funded Debt is being refinanced with other Funded Debt, (iii) scheduled payments of the Term Loans, the Incremental Loans made pursuant to Incremental Term Loan Commitments and the Refinancing Term Loans made during such fiscal year, (iv) increases in Consolidated Working Capital for such fiscal year, (v) the aggregate net amount of non-cash gains, non-cash income and non-cash credits accrued by the Borrower and its Restricted Subsidiaries during such fiscal year, to the extent included in arriving at such Consolidated Net Income, (vi) all amounts designated as Reserved Funds in such fiscal year and (vii) Restricted Payments made in cash pursuant to Section 8.6(e) that are financed with internally generated cash flows.

(e) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Indentures” in its entirety and substituting the following new definition of “Indentures” therefor:

“Indentures”: the Existing Senior Floating Rate Notes Indenture, the Existing Senior Fixed Rate Notes Indenture and the Existing Senior Subordinated Notes Indenture.

(f) Section 4.1(c) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

(c) Notwithstanding the foregoing, a prepayment premium shall apply to any prepayment of Term Loans occurring on or prior to the first anniversary of the First Amendment Effective Date from the proceeds of a Repricing Transaction (as defined below) in an amount equal to 1.00% of the principal amount of any Term Loans subject to such prepayment Repricing Transaction. “Repricing Transaction” shall mean (i) the prepayment or refinancing of all or a portion of the Term Loans concurrently with the incurrence by the Borrower of any long-term bank debt financing or any other financing similar to the Term Loans having a lower all-in yield (including in addition to the applicable coupon, any interest rate “floors,” upfront or similar fees, and original issue discount payable to the holders of such Indebtedness (in their capacities as such) with respect to such Indebtedness) than the yield applicable to the Term Loans (including in addition to the applicable coupon, any interest rate “floors,” upfront or similar fees, and original issue discount payable to the holders of such Indebtedness (in their capacities as such) with respect to such Indebtedness) and (ii) any amendment which reduces the all-in-yield (calculated in the manner set forth in clause (i) above) applicable to the Term Loans.

(g) The table following Section 8.1(a) of the Credit Agreement is hereby amended by deleting such table in its entirety and substituting the following new table therefor:

Last Day of Fiscal Quarter Ending On or About	Maximum Consolidated Senior Secured Leverage Ratio
June 30, 2011	4.25:1.00
September 30, 2011	4.25:1.00
December 31, 2011	4.25:1.00
March 31, 2012	4.25:1.00
June 30, 2012	4.25:1.00
September 30, 2012	4.25:1.00
December 31, 2012	4.00:1.00
March 31, 2013	4.00:1.00
June 30, 2013	4.00:1.00
September 30, 2013	4.00:1.00
December 31, 2013	4.00:1.00
March 31, 2014	4.00:1.00
June 30, 2014	4.00:1.00
September 30, 2014	4.00:1.00
December 31, 2014	3.50:1.00

Last Day of Fiscal Quarter Ending On or About	Maximum Consolidated Senior Secured Leverage Ratio
March 31, 2015	3.50:1.00
June 30, 2015	3.50:1.00
September 30, 2015	3.50:1.00
December 31, 2015	3.00:1.00
March 31, 2016 and the last day of each Fiscal Quarter thereafter	2.50:1.00

(h) Section 8.6(e) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

(e) the Borrower may make Restricted Payments (i) (x) after the First Amendment Effective Date and on or prior to December 31, 2012, in an aggregate amount not to exceed $18,750,000 and (y) thereafter, in an aggregate amount not to exceed $75,000,000 in any fiscal year, plus (ii) in an additional amount not to exceed $75,000,000 in the aggregate on or after the First Amendment Effective Date, plus (iii) from and counted against Available Retained ECF, in each case, if and so long as no Default has occurred and is continuing or would result therefrom, both on a historical and on a pro forma basis (giving effect to such payment and all related transactions, including the Incurrence and use of proceeds of all Indebtedness Incurred in connection therewith) the Consolidated Leverage Ratio on the most recent Test Date did not exceed 4.50 to 1.00 and in the case of clause (iii) only, the Available Retained ECF would be a positive number if Available Retained ECF was reduced by the amount of such Restricted Payments made pursuant to such clause.

SECTION 2. Conditions to Effectiveness. The amendments contained in Section 1 shall be effective upon satisfaction of each of the following conditions precedent:

(a) The Administrative Agent shall have received original, electronic or facsimile counterparts of this Amendment duly executed and delivered by Lenders constituting the Required Lenders and shall have received counterparts of this Amendment executed by the Borrower and counterparts of the Consent appended hereto as Exhibit A (the “Consent”) executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the “Grantors”);

(b) The Administrative Agent shall have received a counterpart to that certain Fee Letter (“Fee Letter”) dated as of November 18, 2012, by and between the Administrative Agent and the Borrower, executed and delivered by the Borrower, and all fees and expense reimbursements (including, without limitation, fees and expenses of counsel to the Agents and any invoiced fees and expenses payable under the Fee Letter) under the Fee Letter and the Loan Documents shall have been paid; and

(c) The Administrative Agent shall have received from the Borrower, for account of each Lender (each, a “Consenting Lender”) which delivers its original, electronic or facsimile signature page to this Amendment no later than 5:00 p.m. (New York City time) on November 28, 2012 (the “Cutoff Date”), payment of an amendment fee (which shall be fully earned, non-refundable, and payable on First Amendment Effective Date (under and as defined in the Credit Agreement, after giving effect to this Amendment)) equal to 12.5 basis points (0.125%) of the aggregate outstanding amount of Term Loans and Revolving Commitments of such Consenting Lender as of the Cutoff Date.

SECTION 3. Representations and Warranties. The Borrower represents and warrants that:

(a) Authority. The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement as amended hereby. Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b) Enforceability. This Amendment has been duly executed and delivered by the Borrower and the Consent has been duly executed and delivered by each Grantor. When the conditions to effectiveness in Section 2 of this Amendment have been satisfied, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c) Representations and Warranties. The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date) and each Loan Party hereby represents and warrants that this Amendment does not contain any material Non-public Information.

(d) No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

SECTION 4. Reference to and Effect on the Loan Documents.

(a) If and when this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, as amended hereby, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

(d) This Amendment is a Loan Document. The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Amendment.

SECTION 5. Counterparts. This Amendment (including all consents and authorizations relating hereto) and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any consent or authorization relating hereto) or the Consent by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

KAR AUCTION SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Randall K. Stephens
	Name:	Randall K. Stephens
	Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

Required Lenders:

[NAME OF LENDER]

Executed Lender signature pages on file with Administrative Agent

By:
Name:
Title:

FIRST AMENDMENT TO CREDIT AGREEMENT

EXHIBIT A

CONSENT

Dated as of November 29, 2012

The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents, hereby consent and agree to the foregoing First Amendment dated as of November 29, 2012 (the “First Amendment”), by and between the Borrower and the Lenders party thereto, and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said First Amendment, each reference therein to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said First Amendment and (ii) the Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral described in the foregoing do, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said First Amendment.

GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

FIRST AMENDMENT TO CREDIT AGREEMENT

KAR AUCTION SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Authorized Signatory Officer

ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA ATLANTA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA LANSING, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer of ADESA, Inc., General Partner

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

PAR, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

AFC CAL, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President

AXLE HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Senior Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

ADS PRIORITY TRANSPORTS, LTD.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

SIOUX FALLS AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

AUTO PORTFOLIO SERVICES, LLC

By:	/s/ Mark R. Nelson
Name: Mark R. Nelson
Title: Secretary

FIRST AMENDMENT TO CREDIT AGREEMENT

INSURANCE AUTO AUCTIONS TENNESSEE LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

ADESA NEVADA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

OPENLANE, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

RECOVERY DATABASE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

CARSARRIVE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

AUCTIONTRAC, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

CARBUYCO, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS OF GEORGIA LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

FIRST AMENDMENT TO CREDIT AGREEMENT